SCHEDULE OF FUTURE MATURITIES NOTES PAYABLE (Details) - USD ($)	Jun. 30, 2025	Dec. 31, 2024
Revenue from Contract with Customer [Abstract]
2025	$ 25,079,178
2026	4,993,705
2027	5,364,139
2028	5,746,548
2029	6,194,706
Thereafter	70,004,654
Total	117,382,930
Less: Current maturities	(115,195,498)	$ (110,304,484)
Less: Closing costs	(2,187,432)
Total notes payable, net of current maturities, net of closing costs